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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 1, 2000
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                Date of Report (Date of earliest event reported)


                              COSTILLA ENERGY, INC.
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            (Exact name of registrant as specified in its character)


    Delaware                    0-21411                   75-2658940
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(State or other         (Commission File Number)        (IRS Employer
 jurisdiction)                                        Identification No.)


                          400 West Illinois, Suite 1000
                              Midland, Texas 79701
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                    (Address of principal executive offices)


                                 (915) 683-3902
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Debtor's Plan of Reorganization (Liquidation), Restated to Reflect All Amendments and Modifications (the "Chapter 11 Plan") of Costilla Energy, Inc. (the "Company") in its bankruptcy proceeding styled In Re Costilla Energy, Inc., Case No. 99-70653 in the United States Bankruptcy Court for the Western District of Texas, Midland Division, became effective on October 1, 2000 (the "Effective Date"). A copy of the Chapter 11 Plan is attached hereto as Exhibit 99.1. The Bankruptcy Court approved the Chapter 11 Plan by its Order Confirming Debtor's Plan of Reorganization (Liquidation), as Restated to Reflect All Amendments and Modifications entered on September 15, 2000, which became final on September 25, 2000.

         Substantially all of the oil and gas assets of the Company were sold on June 15, 2000. Accordingly, the material features of the Chapter 11 Plan relate to the distribution of the proceeds from that sale, the creation of a liquidating trust, and the cancellation of all of the equity interests of the Company. With respect to the distribution of the sale proceeds, the estimated recovery for the various classes of claims under the Chapter 11 Plan as set forth in the Disclosure Statement with respect to Debtor's Plan of Reorganization (Liquidation), as Amended (the "Disclosure Statement"), are as follows (assuming net proceeds available for distribution of approximately $116,000,000 as provided in the Disclosure Statement and other assumptions provided therein): secured claims, 100%; administrative and priority claims, 100%; administrative convenience unsecured claims, 100%; general unsecured claims including the Company's 10 1/4% Senior Notes due 2006, 44%; and equity interests, 0. The amount available for distribution is subject to adjustment related to post-confirmation liquidation expenses and activities.

         The Chapter 11 Plan creates the Costilla Liquidating Trust, and by operation of the confirmation order, the Trust takes possession and title to all of the Debtor's property. A plan trustee has been appointed as provided in the confirmation order and has the power and authority to complete the liquidation of the remaining assets of the Company, including without limitation, the prosecution of claims, objections, preferential transfer claims and other lawsuits. The plan trustee is further authorized to take any action on behalf of the Company that would otherwise require the approval of shareholders, directors or officers of the Company without obtaining such approval. The Chapter 11 Plan provides that the officers and directors of the Company have no further duties or responsibilities after the Effective Date, and all of the officers and directors of the Company resigned prior to the Effective Date. The Chapter 11 Plan also provides for the creation of a separate directors' and officers' litigation trust with a separate trustee to investigate and pursue, if appropriate, any claims that the Company may have against its former officers and directors.

         All of the outstanding equity interests of the Company, including the Company's common stock and preferred stock and any options or other rights related thereto, were cancelled pursuant to the terms of the Chapter 11 Plan as of the Effective Date. Holders of equity interests are not entitled to any distributions under the Chapter 11 Plan, unless all of the creditors are paid in full, with interest, and all of the costs and expenses of the trusts have been paid. Any such distribution would be made to the shareholders of the Company as of the Effective Date in the order of the rights of such shareholders (i.e., first, to the preferred shareholders, and then, to the common shareholders). There were 50,000 shares of the Company's preferred stock and 14,101,580 shares of the Company's common stock outstanding on the Effective Date. The Company believes that it is very unlikely that any distributions will be made to the holders of equity interests of the Company.



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         The following is a statement of assets and liabilities (identified by type and class under the Chapter 11 Plan) based on unaudited financial information as of June 30, 2000 as presented in the Disclosure Statement:

                               STATEMENT OF ASSETS
                                 (in thousands)

                                                Preliminary
                                               Balance Sheet
                                               June 30, 2000         %          Plan
                                                (unaudited)       Recovery   Liquidation
Cash and cash equivalents                        $114,884           100%      $114,884
Accounts Receivable-Trade, net                        582            40%           233
Accounts Receivable-Oil & Gas Sales                    --             0%            --
Prepaids                                              370             0%            --
Total Current Assets                              115,836                      115,117

Oil & Gas Properties, net                              --             0%            --
Other Property & Equipment, net                     1,800            10%           180
Gas Balancing Receivable                               --             0%            --
Other Assets, net                                  12,580             0%            --
Title Defects Escrow                                2,020            32%           646

Total Assets                                     $132,236                     $115,943

Net Proceeds Available for Distribution                                       $115,943


                          ALLOWABLE CLAIMS OF SECURED,
                ADMINISTRATIVE, PRIORITY AND UNSECURED CLAIMANTS
                                 (in thousands)

                                                             Allowable
                                                              Claims
Secured Creditor Claims:
      Class 1: Banker's Trust Revolver                      $      845
      Class 2: Banker's Trust Hedging Obligation                19,462
      Class 3: Dawson                                              525
      Class 4: Other Secured Claims                                749
      Non-default interest at 6-30-00                            1,020
      Default interest at 6-30-00                                  655
                                                            ----------
          Subtotal                                          $   23,256



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
Administrative & Priority Claims:
      Trust Professional Fees                               $       1,800
      Chapter 11 Professional Fees                                  1,200
      Transaction Fee on Sale                                       1,250
      Post-Petition Creditors                                       2,500
      General and Administrative                                    1,200
      Priority Tax Claims                                             -0-
                                                         ----------------
          Subtotal                                          $       7,950

Unsecured Claims:
      Class 5: Allowed Priority Non-Tax Claims              $         -0-
      Class 6: Administrative Convenience Claims                      354
      Class 7: General Unsecured including Bonds                  189,346
      Class 8: Disallowed Claims, etc.                             15,601
                                                          ---------------
          Subtotal                                          $     205,301

      Class 9: Equity                                       $         -0-

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 Debtor's Plan of Reorganization (Liquidation), Restated to Reflect all Amendments and Modifications

                  99.2 Order Confirming Debtor's Plan of Reorganization (Liquidation), as Restated to Reflect all Amendments and Modifications


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COSTILLA ENERGY, INC.


Dated: October 12, 2000                    By: /s/ Bobby W. Page
                                              ----------------------------------
                                              Bobby W. Page, Liquidating Trustee



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------
99.1     Debtor's Plan of Reorganization (Liquidation), Restated to Reflect all
         Amendments and Modifications

99.2     Order Confirming Debtor's Plan of Reorganization (Liquidation), as
         Restated to Reflect all Amendments and Modifications